EXHIBIT 11.1
                    THE CHILDREN'S PLACE RETAIL STORES, INC.
                        CALCULATION OF EARNINGS PER SHARE

                (Dollars in thousands, except for per share data)

                                                  For the Thirteen Weeks Ended      For the Thirty-Nine Weeks Ended
                                              -----------------------------------  ----------------------------------
                                              November 1, 1997   November 2, 1996  November 1, 1997  November 2, 1996
                                              ----------------   ----------------  ----------------  ----------------
Income before extraordinary item .........      $      3,497       $     5,312      $      2,765       $     3,850
Extraordinary item .......................             1,743                --             1,743                --
                                                ------------       -----------      ------------       -----------
Net income ...............................      $      1,754       $     5,312      $      1,022       $     3,850
                                                ============       ===========      ============       ===========
Pro forma weighted average shares
   outstanding (1) .......................        24,439,310        23,804,185        24,015,894        23,804,185
                                                ------------       -----------      ------------       -----------

Pro forma income per common share:
Pro forma income before extraordinary item      $       0.14       $      0.22      $       0.11       $      0.16
Extraordinary item .......................             (0.07)               --             (0.07)               --
                                                ------------       -----------      ------------       -----------
Pro forma net income per common share ....      $       0.07       $      0.22      $       0.04       $      0.16
                                                ============       ===========      ============       ===========

(1) For the thirteen and thirty-nine weeks ended November 2, 1996 and November 1, 1997, pro forma net income per common share is calculated by dividing net income by the pro forma weighted average common shares and common share equivalents outstanding as if (i) the Stock Split, Series B Conversion, and Reclassification (as discussed in Note 2-Initial Public Offering), (ii) the 1996 Private Placement of Common Stock (as discussed in Note 3-Private Placement in the financial statements in the Prospectus), (iii) the cancellation of outstanding preferred shares which were surrendered for no consideration on June 28, 1996, and (iv) the granting of management options in conjunction with the 1996 Private Placement occurred on the first day of the periods presented. Common share equivalents include the Noteholder Warrant and the Legg Mason Warrant, (as discussed in Note 3-1996 Private Placement in the Prospectus), and management options to purchase common stock, calculated using the treasury stock method in accordance with APB Opinion No. 15, "Earnings per Share," ("APB No. 15"). Prior to the Offering, the Offering price was utilized for the treasury stock calculations due to the lack of a public market. Subsequent to the Offering, the average market price was utilized in accordance with APB No. 15. Pro forma fully diluted net income per common share is equal to the amount presented.

                                  EXHIBIT 11.1
                    THE CHILDREN'S PLACE RETAIL STORES, INC.
                        CALCULATION OF EARNINGS PER SHARE
            CALCULATION OF WEIGHTED AVERAGE COMMON SHARES OUTSTANDING

                                            # of Shares               Weighted
Thirteen Weeks ended November 2, 1996       Outstanding  # of Months   Average
-------------------------------------       -----------  -----------  ---------

Outstanding common stock..................  12,760,800       3       12,760,800
Series B conversion to common stock.......   7,659,889       3        7,659,889
Legg Mason Warrant (a)....................     604,240       3          604,240
Noteholder Warrant (b)....................   1,611,305       3        1,611,305
1996 Management Options (c)...............   1,167,951       3        1,167,951
                                            ----------               ----------
                                                                     23,804,185


                                            # of Shares               Weighted
Thirty-nine Weeks ended November 1, 1996    Outstanding  # of Months   Average
----------------------------------------    -----------  -----------  ---------

Outstanding common stock..................  12,760,800       9       12,760,800
Series B conversion to common stock.......   7,659,889       9        7,659,889
Legg Mason Warrant (a)....................     604,240       9          604,240
Noteholder Warrant (b)....................   1,611,305       9        1,611,305
1996 Management Options (c)...............   1,167,951       9        1,167,951
                                            ----------               ----------
                                                                     23,804,185
                                                                     ==========

Options or Warrants outstanding prior to    # of Shares under  Exercise  Initial Public  Common Share
  the initial public offering               Option or Warrant    Price   Offering Price  Equivalents
----------------------------------------    -----------------  --------  --------------  ------------
(a) Legg Mason Warrant ...................         747,096      $2.677      $14.00          604,240
(b) Noteholder Warrant....................       1,992,252       2.677       14.00        1,611,305
(c) 1996 Management Option................       1,444,080       2.677       14.00        1,167,951

                                  EXHIBIT 11.1
                    THE CHILDREN'S PLACE RETAIL STORES, INC.
                        CALCULATION OF EARNINGS PER SHARE
            CALCULATION OF WEIGHTED AVERAGE COMMON SHARES OUTSTANDING

                                            # of Shares               Weighted
Thirteen Weeks ended November 1, 1997       Outstanding  # of Months   Average
-------------------------------------       -----------  -----------  ---------

Outstanding common stock.............        12,760,800       2       8,507,200
Series B conversion to common stock..         7,659,889       2       5,106,593
Legg Mason Warrant (a)...............           604,240       2         402,827
Noteholder Warrant (b)...............         1,611,305       2       1,074,203
1996 Management Option  (c)..........         1,167,951       2         778,634
                                             ----------              ----------
                                                                     15,869,457

Outstanding common stock (g).........        24,622,103       1       8,207,368
1996 Management Option  (d)..........         1,087,456       1         362,485
1997 Management Option  (e)..........                --       1              --
Options issued to a 10% owner (f)....                --       1              --
                                             ----------              ----------
                                                                      8,569,853
                                                                     ----------
                                                                     24,439,310
                                                                     ==========

                                            # of Shares               Weighted
Thirty-nine Weeks ended November 2, 1997    Outstanding  # of Months   Average
----------------------------------------    -----------  -----------  ---------

Outstanding common stock................     12,760,800       8      11,342,933
Series B conversion to common stock.....      7,659,889       8       6,808,790
Legg Mason Warrant (a)..................        604,240       8         537,103
Noteholder Warrant (b)..................      1,611,305       8       1,432,271
1996 Management Options (c).............      1,167,951       8       1,038,179
                                             ----------              ----------
                                                                     21,159,276
                                                                     ----------

Outstanding common stock (g)............     24,622,103       1       2,735,789
1996 Management Option  (d).............      1,087,456       1         120,829
1997 Management Option  (e).............             --       1              --
Options issued to a 10% owner (f).......             --       1              --
                                             ----------              ----------
                                                                      2,856,618
                                                                     ----------
                                                                     24,015,894
                                                                     ==========

Options or Warrants outstanding prior to    # of Shares under  Exercise  Initial Public  Common Share
  the initial public offering               Option or Warrant    Price   Offering Price  Equivalents
----------------------------------------    -----------------  --------  --------------  ------------
(a) Legg Mason Warrant .................           747,096      $2.677      $14.00          604,240
(b) Noteholder Warrant..................         1,992,252       2.677       14.00        1,611,305
(c) 1996 Management Option..............         1,444,080       2.677       14.00        1,167,951

Options or Warrants outstanding
  subsequent to the initial public          # of Shares under  Exercise  Average Market  Common Share
  offering                                  Option or Warrant    Price       Price       Equivalents
----------------------------------------    -----------------  --------  --------------  ------------
(d) 1996 Management Option .............         1,444,080      $2.677      $10.84        1,087,456
(e) 1997 Management Option..............           451,600       14.00       10.84               --
(f) 1997 Options issued to a 10% owner..            99,660       15.40       10.84               --

(g) Outstanding stock includes the 12,760,800 outstanding shares prior to the initial public offering, the conversion of 7,659,889 shares of Series B Common Stock into Common Stock, the initial public offering of 4,000,000 shares of Common Stock, and 201, 414 shares of Common Stock issued upon the exercise of one-third of the Legg Mason Warrant.

                                  EXHIBIT 11.1
                    THE CHILDREN'S PLACE RETAIL STORES, INC.
               CALCULATION OF BASIC AND DILUTED EARNINGS PER SHARE

                (Dollars in thousands, except for per share data)

                                                 For the Thirteen Weeks Ended          For the Thirty-Nine Weeks Ended
                                             -----------------------------------      -----------------------------------
                                               November 1,          November 2,         November 1,          November 2,
                                                  1997                 1996                1997                 1996
                                             --------------       --------------      --------------       --------------
Income before extraordinary item .........   $        3,497       $        5,312      $        2,765       $        3,850
Extraordinary item .......................            1,743                   --               1,743                   --
                                             --------------       --------------      --------------       --------------
Net income ...............................   $        1,754       $        5,312      $        1,022       $        3,850
                                             ==============       ==============      ==============       ==============
Pro forma basic weighted average shares
   outstanding (1) .......................       21,821,160           20,420,689          20,887,513           20,420,689
                                             --------------       --------------      --------------       --------------

Pro forma basic income per common share:
Income before extraordinary item .........   $         0.16       $         0.26      $         0.13       $         0.19
Extraordinary item .......................            (0.08)                  --               (0.08)                  --
                                             --------------       --------------      --------------       --------------
Net income per common share ..............   $         0.08       $         0.26      $         0.05       $         0.19

Diluted average shares outstanding: (2) ..       24,439,310           23,804,185          24,015,894           23,804,185
                                             --------------       --------------      --------------       --------------

Pro forma diluted income per common share:
Income before extraordinary item .........   $         0.14       $         0.22      $         0.11       $         0.16
Extraordinary item .......................            (0.07)                  --               (0.07)                  --
                                             --------------       --------------      --------------       --------------
Net income per common share ..............   $         0.07       $         0.22      $         0.04       $         0.16
                                             ==============       ==============      ==============       ==============

(1) Pro forma basic net income per common share was calculated by dividing net income by the pro forma weighted average common shares outstanding as if
      (i) the Stock Split, Series B Conversion and Reclassification (as discussed in Note 2-Initial Public Offering), (ii) the 1996 Private Placement of Common Stock (as discussed in Note 3-Private Placement in the financial statements in the Prospectus), and (iii) the cancellation of outstanding preferred shares which were surrendered for no consideration on June 28, 1996 occurred on the first day of the periods presented.

(2) Pro forma diluted net income per common share was calculated by dividing net income by the pro forma weighted average common shares outstanding as if (i) the Stock Split, Series B Conversion and Reclassification (as discussed in Note 2-Initial Public Offering), (ii) the 1996 Private Placement of Common Stock (as discussed in Note 3-Private Placement in the Prospectus), and (iii) the cancellation of the outstanding preferred shares which were surrendered for no consideration of June 28, 1996 occurred on the first day of the periods presented. Common share equivalents for the thirteen and thirty-nine weeks ended November 2, 1996 include the Noteholder Warrant and the Legg Mason Warrant, (as discussed in Note 3-Private Placement in the Prospectus), and management options to purchase to purchase common stock, calculated using the treasury stock method. Prior to the Offering, the Offering price was utilized for the treasury stock calculations due to the lack of a public market. Subsequent to the Offering, the average market price was utilized in accordance with FAS No. 128.

                                  EXHIBIT 11.1
                    THE CHILDREN'S PLACE RETAIL STORES, INC.
                     CALCULATION OF BASIC EARNINGS PER SHARE
         CALCULATION OF BASIC WEIGHTED AVERAGE COMMON SHARES OUTSTANDING

                                            # of Shares               Weighted
Thirteen Weeks ended November 2, 1996       Outstanding  # of Months   Average
-------------------------------------       -----------  -----------  ---------

Outstanding common stock..................   12,760,800       3       12,760,800
Series B conversion to common stock.......    7,659,889       3        7,659,889
                                                                      ----------
                                                                      20,420,689
                                                                      ==========

                                            # of Shares               Weighted
Thirty-Nine weeks ended November 2, 1996    Outstanding  # of Months   Average
----------------------------------------    -----------  -----------  ---------

Outstanding common stock..................   12,760,800       9       12,760,800
Series B conversion to common stock.......    7,659,889       9        7,659,889
                                                                      ----------
                                                                      20,420,689
                                                                      ==========

                                            # of Shares               Weighted
Thirteen Weeks ended November 1, 1997       Outstanding  # of Months   Average
-------------------------------------       -----------  -----------  ---------

Outstanding common stock..................   12,760,800       2        8,507,200
Series B conversion to common stock.......    7,659,889       2        5,106,593

Outstanding common stock (a)..............   24,622,103       1        8,207,368
                                                                      ----------
                                                                      21,821,160
                                                                      ==========

                                            # of Shares               Weighted
Thirty-Nine Weeks ended November 1, 1997    Outstanding  # of Months   Average
----------------------------------------    -----------  -----------  ---------

Outstanding common stock..................   12,760,800       8       11,342,933
Series B conversion to common stock.......    7,659,889       8        6,808,790
                                                                      ----------
                                                                      18,151,724

Outstanding common stock (a)..............   24,622,103       1        2,735,789
                                                                      ----------
                                                                      20,887,513
                                                                      ==========

(a) Outstanding stock includes the 12,760,800 outstanding shares prior to the initial public offering, conversion of 7,659,889 shares of Series B Common Stock into Common Stock , the initial public offering of 4,000,000 shares of Common Stock, and 201,414 shares of Common Stock issued upon the exercise of one-third of the Legg Mason Warrant.

                                  EXHIBIT 11.1
                    THE CHILDREN'S PLACE RETAIL STORES, INC.
                    CALCULATION OF DILUTED EARNINGS PER SHARE
        CALCULATION OF DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING

                                            # of Shares               Weighted
Thirteen Weeks ended November 2, 1996       Outstanding  # of Months   Average
-------------------------------------       -----------  -----------  ---------

Outstanding common stock.............        12,760,800       3       12,760,800
Series B conversion to common stock..         7,659,889       3        7,659,889
Legg Mason Warrant (a)...............           604,240       3          604,240
Nomura (Noteholder) Warrant (b)......         1,611,305       3        1,611,305
1996 Management Option  (c)..........         1,167,951       3        1,167,951
                                             ----------               ----------
                                                                      23,804,185
                                                                      ==========

                                            -----------  -----------  ----------
                                            # of Shares               Weighted
Thirty-nine Weeks ended November 2, 1996    Outstanding  # of Months   Average
----------------------------------------    -----------  -----------  ----------

Outstanding common stock.............        12,760,800       9       12,760,800
Series B conversion to common stock..         7,659,889       9        7,659,889
Legg Mason Warrant (a)...............           604,240       9          604,240
Nomura (Noteholder) Warrant (b)......         1,611,305       9        1,611,305
1996 Management Options (c)..........         1,167,951       9        1,167,951
                                             ----------               ----------
                                                                      23,804,185
                                                                      ==========

Options or Warrants outstanding prior to    # of Shares under  Exercise  Initial Public  Common Share
  the initial public offering               Option or Warrant    Price   Offering Price  Equivalents
----------------------------------------    -----------------  --------  --------------  ------------
(a) Legg Mason Warrant .................           747,096      $2.677      $14.00          604,240
(b)Noteholder Warrant...................         1,992,252       2.677       14.00        1,611,305
(c) 1996 Management Option..............         1,444,080       2.677       14.00        1,167,951

                                  EXHIBIT 11.1
                    THE CHILDREN'S PLACE RETAIL STORES, INC.
                        CALCULATION OF EARNINGS PER SHARE
        CALCULATION OF DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING

                                            # of Shares               Weighted
Thirteen Weeks ended November 1, 1997       Outstanding  # of Months   Average
-------------------------------------       -----------  -----------  ---------

Outstanding common stock.............        12,760,800       2       8,507,200
Series B conversion to common stock..         7,659,889       2       5,106,593
Legg Mason Warrant (a)...............           604,240       2         402,827
Noteholder Warrant (b)...............         1,611,305       2       1,074,203
1996 Management Option  (c)..........         1,167,951       2         778,634
                                             ----------              ----------
                                                                     15,869,457

Outstanding common stock (g).........        24,622,103       1       8,207,368
1996 Management Option  (d)..........         1,087,456       1         362,485
1997 Management Option  (e)..........                --       1              --
Options issued to a 10% owner (f)....                --       1              --
                                             ----------              ----------
                                                                      8,569,853
                                                                     ----------
                                                                     24,439,310
                                                                     ==========

                                            # of Shares               Weighted
Thirty-nine Weeks ended November 1, 1997    Outstanding  # of Months   Average
----------------------------------------    -----------  -----------  ---------

Outstanding common stock................     12,760,800       8      11,342,933
Series B conversion to common stock.....      7,659,889       8       6,808,790
Legg Mason Warrant (a)..................        604,240       8         537,103
Noteholder Warrant (b)..................      1,611,305       8       1,432,271
1996 Management Options (c).............      1,167,951       8       1,038,179
                                             ----------              ----------
                                                                     21,159,276
                                                                     ----------

Outstanding common stock (g)............     24,622,103       1       2,735,789
1996 Management Option  (d).............      1,087,456       1         120,829
1997 Management Option  (e).............             --       1              --
Options issued to a 10% owner (f).......             --       1              --
                                             ----------              ----------
                                                                      2,856,618
                                                                     ----------
                                                                     24,015,894
                                                                     ==========

Options or Warrants outstanding prior to    # of Shares under  Exercise  Initial Public  Common Share
  the initial public offering               Option or Warrant    Price   Offering Price  Equivalents
----------------------------------------    -----------------  --------  --------------  ------------
(a) Legg Mason Warrant .................           747,096      $2.677      $14.00          604,240
(b) Noteholder Warrant..................         1,992,252       2.677       14.00        1,611,305
(c) 1996 Management Option..............         1,444,080       2.677       14.00        1,167,951

Options or Warrants outstanding
  subsequent to the initial public          # of Shares under  Exercise  Initial Public  Common Share
   offering                                 Option or Warrant    Price   Offering Price  Equivalents
----------------------------------------    -----------------  --------  --------------  ------------
(d) 1996 Management Option .............         1,444,080      $2.677      $10.84        1,087,456
(e) 1997 Management Option..............           451,600       14.00       10.84               --
(f) 1997 Options issued to a 10% owner..            99,660       15.40       10.84               --

(g) Outstanding stock includes the 12,760,800 outstanding shares prior to the initial public offering, the conversion of 7,659,889 shares of Series B Common Stock into Common Stock, the initial public offering of 4,000,000 shares of Common Stock, and 201, 414 shares of Common Stock issued upon the exercise of one-third of the Legg Mason Warrant.